UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 27, 2013

REGIS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota	1-12725	41-0749934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Metro Boulevard

Minneapolis, MN 55439

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (952) 947-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 27, 2013, Regis Corporation (the “Company”) issued $120 million in aggregate principal amount of 5.75% Senior Notes due 2017 (the “Notes”) pursuant to certain purchase agreements (the “Purchase Agreements”) dated as of November 27, 2013 with the initial purchasers named therein (the “Initial Purchasers”).  The Notes are governed by an indenture (the “Indenture”), dated November 27, 2013, by and between the Company and Wells Fargo Bank, National Association, as trustee.  The Notes were sold through a private placement that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Notes have been offered in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the Securities Exchange Commission (“SEC”) under the Securities Act.  The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

Under the terms of the Indenture, the Notes will bear interest at a rate of 5.75% per annum. The Company shall pay interest on the Notes in cash semi-annually in arrears on June 1 and December 1 of each year, beginning on June 1, 2014. The Notes will mature on December 5, 2017. All outstanding principal will be paid at maturity.

The Notes will rank equally in right of payment with the Company’s existing and future unsubordinated unsecured indebtedness, and senior in right of payment to the Company’s existing and future indebtedness that by its terms is expressly subordinated to the Notes.  The Notes will be effectively subordinated to any of the Company’s existing and future secured indebtedness.  The Notes will be unsecured and will not be guaranteed by any of the Company’s subsidiaries or any third party.

The Indenture contains customary covenants, including covenants that limit or restrict the Company’s ability to incur liens, incur indebtedness, make certain restricted payments, merge or consolidate and make dispositions of assets. The Indenture does not contain covenants related to future financial performance. The Indenture specifies a number of events of default (some of which are subject to applicable grace or cure periods), including, among other things, non-payment defaults, covenant defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency defaults and non-payment of material judgments. Upon the occurrence of an event of default under the Indenture, subject to cure periods in certain circumstances, the Trustee or the holders of the Notes, may declare all amounts outstanding to be immediately due and payable.

The Indenture provides that, beginning on December 1, 2015, the Company may redeem some or all of the Notes at a redemption price equal to, prior to December 1, 2016, 102.875% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to but not including the redemption date. Prior to December 1, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 105.75% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the date of redemption, with the net cash proceeds of certain equity offerings. In addition, the Company may, at its option, redeem some or all of the Notes at any time prior to December 1, 2015, by paying a “make whole” premium, plus accrued and unpaid interest to the date of redemption. If the Company experiences certain change of control events, the holders of the Notes will have the right to require the Company to purchase all or a portion of their Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase. Upon certain asset sales, the Company may be required to offer to use the net proceeds thereof to purchase some of the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.

The preceding summary of the Purchase Agreements and the Indenture is qualified in its entirety by reference to the text of the Purchase Agreements and the Indenture, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.  This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety in this Item 2.03.

ITEM 7.01  REGULATION FD DISCLOSURE.

The Company’s press release, dated December 4, 2013 is attached hereto as Exhibit 99.1.

ITEM 8.01  OTHER EVENTS.

In the press release attached as Exhibit 99.1, as part of the Company’s announcement on its capital allocation policy, the Company announced a decision by the Board of Directors to discontinue the regular quarterly dividend.

This report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “expect,” “may,” “will” and similar references to future periods.  Forward-looking statements are neither historical facts nor assurances of future performance.  Instead, they are based only on information currently available to us and speak only as of today.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.  Our actual results may differ materially from those indicated in the forward-looking statements.  Therefore, you should not rely on any of these forward-looking statements.  We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

The information in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Regis Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

10.1	Purchase Agreement dated November 27, 2013 by and between Regis Corporation and an Initial Purchaser.

10.2	Purchase Agreement dated November 27, 2013 by and between Regis Corporation and an Initial Purchaser.

10.3	Purchase Agreement dated November 27, 2013 by and between Regis Corporation and an Initial Purchaser.

10.4	Indenture dated November 27, 2013 by and between Regis Corporation and Wells Fargo Bank, National Association.

99.1	Regis Corporation News Release dated December 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: December 4, 2013	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

10.1	Purchase Agreement dated November 27, 2013 by and between Regis Corporation and an Initial Purchaser.

10.2	Purchase Agreement dated November 27, 2013 by and between Regis Corporation and an Initial Purchaser.

10.3	Purchase Agreement dated November 27, 2013 by and between Regis Corporation and an Initial Purchaser.

10.4	Indenture dated November 27, 2013 by and between Regis Corporation and Wells Fargo Bank, National Association.

99.1	Regis Corporation News Release dated December 4, 2013.